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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 30, 1997

                      LEXINGTON CORPORATE PROPERTIES, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          MARYLAND                  1-12386                13-3717318
          --------                  -------                ----------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE          (IRS EMPLOYER
      OF INCORPORATION)             NUMBER)             IDENTIFICATION NO.)

                 355 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (212) 692-7260
                                 --------------

                                 NOT APPLICABLE
                                 --------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        The following exhibit is hereby incorporated by reference into the Registrant's Registration Statement on Form S-3 (Registration No. 333-3688):

        8     -- Opinion of Paul, Hastings, Janofsky & Walker LLP as to tax
                 matters.(1)

        23(c) -- Consent of Paul, Hastings, Janofsky & Walker LLP (included in
                 Exhibit 8 hereto).

--------------------
(1) Filed herewith.


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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LEXINGTON CORPORATE PROPERTIES, INC.

Date: May 30, 1997                    By: /s/ T. Wilson Eglin
                                          -------------------------------------
                                          T. Wilson Eglin
                                          President and Chief Operating Officer


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                                 EXHIBIT INDEX

Exhibit No.:     Description:                                         Page No.:
------------     ------------                                         ---------

8                Opinion of Paul, Hastings, Janofsky & Walker LLP